UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bausch + Lomb Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
BAUSCH + LOMB CORPORATION
2023 Annual Meeting
Vote by April 20, 2023
11:59 PM ET

V00121-P82918

You invested in BAUSCH + LOMB CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 24, 2023.

Get informed before you vote

View the Notice of Annual Meeting of Shareholders, Management Proxy Circular and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 24, 2023 4:00 p.m. (Eastern Daylight Time) Virtually at: www.virtualshareholdermeeting.com/BLCO2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors

1a.	Nathalie Bernier	For
1b.	Richard U. De Schutter	For
1c.	Gary Hu	For
1d.	Brett Icahn	For
1e.	Sarah B. Kavanagh	For
1f.	John A. Paulson	For
1g.	Russel C. Robertson	For
1h.	Thomas W. Ross, Sr.	For
1i.	Brenton L. Saunders	For
1j.	Andrew C. von Eschenbach	For
2.	The approval, in an advisory vote, of the compensation of our Named Executive Officers.	For
3.	The approval, in an advisory vote, of the frequency of future advisory votes on named executive officer compensation.	Year
4.	The approval of an amendment and restatement of the Bausch + Lomb Corporation 2022 Omnibus Incentive Plan.	For
5.	The appointment of PricewaterhouseCoopers LLP to serve as the Company’s auditor until the close of the 2024 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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